December 26, 2006

THE DREYFUS FOUNDERS FAMILY OF FUNDS

Supplement to Current Prospectuses dated May 1, 2006

The following information supplements the information contained in the Prospectuses under the caption "Management":

On December 4, 2006, Mellon Financial Corporation and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Founders Asset Management LLC, the Funds’ investment adviser, currently an indirect wholly-owned subsidiary of Mellon Financial Corporation, would become an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial Corporation and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.